UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020

Warner Music Group Corp. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32502 (Commission File Number)	13-4271875 (I.R.S. Employer Identification No.)
1633 Broadway, New York, NY 10019 (Address of principal executive offices)	10019 (Zip Code)
Registrant’s telephone number, including area code: (212) 275-2000
____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class (a)	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
(a)There is no public market for the registrant’s common stock. As of May 7, 2020, the number of shares of the registrant’s common stock, par value $0.001 per share, outstanding was 510,000,000. All of the registrant’s common stock is owned by affiliates of Access Industries, Inc. The registrant has filed all Exchange Act reports for the preceding 12 months.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 7, 2020, Warner Music Group Corp. issued an earnings release announcing its results for the quarter ended March 31, 2020, which is furnished as Exhibit 99.1 hereto.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings release issued by Warner Music Group Corp. on May 7, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warner Music Group Corp.

Date: May 7, 2020	By:	/s/ Eric Levin
Eric Levin
Executive Vice President and Chief Financial Officer